Advances from the Federal Home Loan Bank (Tables)	12 Months Ended
Jun. 30, 2025
Advances From The Federal Home Loan Bank [Abstract]
Schedule of Advances from the Federal Home Loan Bank

Advances from the Federal Home Loan Bank, collateralized at June 30, 2025 and 2024 by pledges of collateral composed of first mortgage residential and multi-family loans totaling $206.9 million and $200.5 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

(in thousands)	2025
2026	$7,694
2027	20,017
2028	15,019
2029	19
2030	11
$42,760